Exhibit 32

                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     I, Angelo Tullo, the CEO of YP.NET, Inc., certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of YP.NET, Inc. on Form 10-QSB for the third quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of YP.NET, Inc.

Dated: August 14, 2003

                                        /s/ Angelo Tullo
                                        -------------------------------
                                        Angelo Tullo
                                        Chief Executive Officer


     I, David J. Iannini, the CFO of YP.NET, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of YP.NET, Inc. on Form 10-QSB for the third quarter ended June 30, 2003 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of YP.NET, Inc.

Dated: August 14, 2003

                                        /s/ David J. Iannini
                                        -------------------------------
                                        David J. Iannini
                                        Chief Financial Officer


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